UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 20, 2010

Old Second Bancorp, Inc.

(Exact name of Registrant as specified in its charter)

Commission File Number 0-10537

Delaware	36-3143493
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

37 South River Street

Aurora, Illinois 60507

(Address of principal executive offices, including zip code)

(630) 892-0202

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On April 20, 2010 a presentation was made at the Annual Stockholders Meeting. The presentation is attached as Exhibit 99.1.

The Company also announced that it will release financial results for the first quarter of 2010 after the market closes on April 26, 2010.

The Company will host an earnings call on Tuesday, April 27, 2010, at 11:00 a.m. Eastern Time (10:00 a.m. Central). Investors may listen to the Company’s earnings call via telephone by dialing 877-407-8033. Investors should call in to the dial-in number set forth above at least 10 minutes prior to the scheduled start of the call.

A  replay of the earnings call will be available until 12:00 p.m. Eastern Time (11:00 a.m. Central) on May 11, 2010, by dialing 877-660-6853, using Account Number 286, and Conference ID 349524.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Presentation  dated April 20, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD SECOND BANCORP, INC.

Dated: April 20, 2010	By:	/s/ J. Douglas Cheatham
J. Douglas Cheatham
Executive Vice President and Chief Financial Officer